Exhibit 99.1

NEWS RELEASE

MEXICO EXPLORATION UPDATE

PALMARITO PROJECT NEAR MAGISTRAL MINE RETURNS

4.07 OPT SILVER OVER 80 FT.; INCLUDING 6.38 OPT SILVER OVER 30 FT.

DEEPEST RESULT TO DATE; GOOD POTENTIAL TO EXPAND SIZE

Denver, Colorado (June 24, 2008) - US GOLD CORPORATION (AMEX:UXG - TSX: UXG - Frankfurt: US8) announces a positive conclusion to phase one drilling at the Palmarito Project. Drilling intersected 4.07 ounces per ton (opt) silver over 80 ft. (139.67 grams per tonne (gpt) silver over 24.4 meters), including 6.38 opt silver over 30 ft. (218.67 gpt silver over 9.1 meters).

Palmarito is located 7.5 miles (12 km) southwest of US Gold’s Magistral Mine and is accessible by well maintained roads (Figure 1). Palmarito was one of Sinaloa State’s most significant silver producers with total production of approximately 18 million silver equivalent ounces* when mining by third parties ceased in 1950.

The goal of our exploration program was to test the potential below the previously defined mineralization and to follow up on results reported in March that returned 9.32 opt silver over 44.9 ft (319.6 gpt silver over 13.7 meters).

Reverse circulation drilling successfully extended the vertical depth of the mineralization by approximately 40%. These results show that the mineralization extends down 580.0 ft (176.8 meters) below surface and over a strike length of approximately 2,625 ft (800 meters). The mineralization at Palmarito is structurally controlled and dips to the northeast (Figure 2). Highlights from the most recent drilling included:

*Gold/Silver Ratio 1:50

Table 1. Palmarito Significant Drill Results

Hole #	Silver		Gold		Zinc	From	To	From	To	Interval
	(opt)	(gpt)	(opt)	(gpt)	(%)	(ft.)	(ft.)	(meters)	(meters)	(ft.)	(meters)

PX-13	2.40	82.40	—	—	—	5.0	10.0	1.5	3.0	5.0	1.5
and	1.29	44.08	—	—	—	420.0	440.0	128.0	134.1	20.0	6.1
and	4.07	139.67	0.003	0.09	0.1	500.0	580.0	152.4	176.8	80.0	24.4
Including	6.38	218.67	0.005	0.16	0.3	545.0	575.0	166.1	175.3	30.0	9.1

PX-07	2.44	83.67	0.003	0.09	—	455.0	485.0	138.7	147.8	30.0	9.1
Including	4.97	170.5	0.004	0.14	0.1	470.0	480.0	143.3	146.3	10.0	3.0

PX-02	1.34	46.07	0.004	0.13	—	350.0	365.0	106.7	111.3	15.0	4.6
and	2.34	80.08	—	—	0.1	420.0	440.0	128.0	134.1	20.0	6.1
and	3.95	135.5	0.005	0.17	0.2	470.0	485.0	143.3	147.8	15.0	4.6

PX-06	1.22	41.68	0.003	0.11	0.1	350.0	420.0	106.7	128.0	70.0	21.3
Including	2.54	87.05	0.004	0.12	0.4	410.0	420.0	125.0	128.0	10.0	3.0

PX-14	2.01	69.04	0.005	0.16	0.2	365.0	400.0	111.3	121.9	35.0	10.7
Including	2.90	99.50	0.003	0.11	0.3	375.0	390.0	114.3	118.9	15.0	4.6

PX-10	2.11	72.18	0.008	0.27	0.3	285.0	310.0	86.9	94.5	25.0	7.6
Including	3.30	113.15	0.007	0.25	0.5	290.0	300.0	88.4	91.4	10.0	3.0

PX-15	4.20	144.0	—	—	0.3	625.0	630.0	190.5	192.0	5.0	1.5

Our exploration model is based on the observation that the mineralized zone is controlled by distinct structures. Future drilling will test for extensions of known mineralized structures.

A complete list of results and drill locations can be viewed on the Company’s website www.usgold.com.

PALMARITO RESOURCE ESTIMATE

An initial resource estimate (Canadian National Instrument 43-101) for Palmarito is now being prepared by US Gold geologists and Pincock Allen and Holt of Denver, Colorado. The completed study is expected by the end of the third quarter and will look to build upon the Magistral Mine’s current resource. The resource estimate will include approximately 100 drill holes totaling 28,425 ft. (8,660 meters) completed by US Gold and previous owners.

US Gold has begun the second phase of reverse circulation drilling that will consist of a minimum of 9,850 ft (3,000 meters).

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring throughout northeastern Nevada and has recently begun exploration in Mexico. The Company has large land holdings and a strong treasury. US Gold’s shares trade on the American and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Senior Geologist and Project Manager, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Magistral Mine and Mexican exploration properties. All samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish. All drilling was completed by reverse circulation using five foot sample intervals. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample. In addition, check assays are sent to a second lab every 40th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

Cautionary Note to U.S. Investors – All mineral resources have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101, commonly referred to as NI 43-101. U.S. reporting requirements for disclosure of mineral properties are governed by the United States Securities and Exchange Commission (SEC) Industry Guide 7. Canadian and Guide 7 standards are substantially different.

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this news release, such as “reserves,” “resources,” “geologic resources,” “proven,” “probable,” “measured,” “indicated,” and “inferred,” that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. Investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of mineral resources will be confirmed or converted into Guide 7 compliant “reserves”. Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute Guide 7 complaint “reserves” by SEC standards as a in-place tonnage and grade without reference to unit measures.

For further information, please contact:

Ana Aguirre Manager, Investor Relations Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408 info@usgold.com 99 George Street, 3rd Floor Toronto, ON M5A 2N4

Figure 1
US Gold: Aerial View Palmarito Project	June 24, 2008

PX-15
4.20 opt Ag / 5.0 ft.
B
PX-13
4.07 opt Ag / 80.0 ft.
inc. 6.38 opt Ag / 30.0 ft.
2.52 opt Ag / 88.3 ft.
Historic Production
18 MM oz. Ag Eq.*
PX-02
3.95 opt Ag / 15.0 ft.
9.33 opt Ag / 44.9 ft.
PX-06
1.22 opt Ag / 70.0 ft.
A
PX-07
2.44 opt Ag / 30.0 ft.
inc. 4.97 opt Ag / 10.0 ft.
2.74 opt Ag / 62.7 ft.
6.71 opt Ag / 14.0 ft.
PX-10
2.11 opt Ag / 25.0 ft.
PX-14
2.01 opt Ag / 35.0 ft.
inc. 2.90 opt Ag / 15 ft.
Legend
June, 2008 Release
March 25, 2008 Release
Historic Open Pit
Area of New Drilling
Area of Previous Drilling
* Silver/Gold Ratio 50:1
Ag = Silver
Magistral
Palmarito
0 20 40
KM
5.47 opt Ag / 40.0 ft.
0 150 300
Feet
N
0 50 100
Meters

Figure 2
US Gold: Cross Section Palmarito	June 24, 2008

A
B
PX-02
PX-13
Planned Holes
Legend
Silver Mineralization
PX Drill Hole #
Ag = Silver
3.95 opt Ag / 15.0 ft.
4.07 opt Ag / 80.0 ft.
inc. 6.38 opt Ag / 30.0 ft.
0 25 50
Meters
0 75 150
Feet